Exhibit 99.1
                                                        ------------
                             Triarc Companies, Inc.
                                 280 Park Avenue
                               New York, NY 10017

                                                        For Immediate Release

CONTACT:        Anne A. Tarbell
                (212) 451-3030
                www.triarc.com

                     TRIARC DECLARES SPECIAL CASH DIVIDEND

* Board also declares Class A and Class B regular quarterly cash dividends

     New York, NY, January 26, 2006 - Triarc Companies, Inc. (NYSE: TRY; TRY.B) announced today that its Board of Directors has approved the payment of the first installment of a special cash dividend of $0.15 per outstanding share of Class A Common Stock and Class B Common Stock, Series 1. The Board of Directors also announced its intention, subject to applicable law, to declare additional special cash dividends aggregating $0.30 per outstanding share of Class A Common Stock and Class B Common Stock, which would be paid in two further installments in 2006. The record date for the initial installment of the special cash dividend is February 17, 2006 and the payment date is March 1, 2006.

     The special cash dividends are in connection with the previously announced proposed corporate restructuring that the Board of Directors is continuing to explore and that may involve the spinoff of Triarc's approximate 64% ownership interest in its alternative asset management business, Deerfield & Company LLC, to shareholders. Options for Triarc's other remaining non-restaurant assets are also under review and could include the allocation of Triarc's remaining cash, cash equivalents, short term and other investments between its two businesses (Arby's(R) and Deerfield) and/or additional special dividends or distributions to shareholders.


     The expected amount of the two future installments of the special cash dividend has been calculated so as not to result in an adjustment to the conversion price of Triarc's 5% Convertible Notes due 2023, based on the current trading prices of Triarc's Class A and Class B Common Stock.

     Triarc also announced that its Board approved the payment of regular quarterly cash dividends of $.08 per share on its Class A Common Stock and $0.09 per share on its Class B Common Stock, Series 1. The record date for the regular quarterly cash dividends is March 2, 2006, and the payment date will be March 15, 2006.

     Stockholders are encouraged to consult with their tax advisors regarding the appropriate tax treatment of the regular quarterly and the special cash dividends.

     Commenting on today's dividend actions, Nelson Peltz, Triarc's Chairman and Chief Executive Officer, said: "The special extraordinary cash dividend declared today and future special extraordinary cash dividends, if declared, are intended to further enhance Triarc stockholder value, as we continue to review the feasibility, as well as the risks and opportunities, of completing the corporate restructuring that could potentially unlock the significant values of Arby's and Deerfield. In the coming months, our Board of Directors and senior management will continue to thoroughly review how best to deliver more value to our stockholders."

     Triarc is a holding company and, through its subsidiaries, the franchisor of the Arby's(R) restaurant system, which is comprised of approximately 3,500 restaurants. Of these restaurants, more than 1,000 are owned and operated by subsidiaries of Triarc. Triarc also owns an approximate 64% capital interest in Deerfield & Company LLC, a Chicago-based asset manager offering a diverse range of fixed income and credit-related strategies to institutional investors with approximately $12.3 billion under management as of January 1, 2006.

                                     # # #
Notes To Follow

NOTES TO PRESS RELEASE

1. There can be no assurance that any additional regular quarterly or special cash dividends will be declared or paid, or of the amount or timing of such dividends, if any.

2. The two future installments of the special cash dividends referred to in this press release (including the actual amounts thereof) and any other future dividends will be made at the discretion of the Board and will be based on such factors as Triarc's earnings, financial condition, cash requirements and other factors, including whether such future installments of the special dividends would result in a material adjustment to the conversion price of Triarc's 5% Convertible Notes due 2023.

3. The statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, "Triarc" or the "Company") and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating  to  revenue  growth,  earnings  per share  growth  or  statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following:

* competition, including pricing pressures and the potential impact of competitors' new units on sales by Arby's(R) restaurants;

* consumers' perceptions of the relative quality, variety and value of the food products the Company offers;

*    success of operating initiatives;

*    development costs;

*    advertising and promotional efforts;

*    brand awareness;

*    the existence or absence of positive or adverse publicity;

* new product and concept development by the Company and its competitors, and market acceptance of such new product offerings and concepts;

* changes in consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, french fries or other foods or the effects of food-borne illnesses such as "mad cow disease" and avian influenza or "bird flu";

*    changes in spending patterns and demographic trends;

*    adverse  economic   conditions,   including  high  unemployment   rates  in
     geographic regions that contain a high concentration of Arby's restaurants;

*    the business and financial viability of key franchisees;

*    the timely payment of franchisee obligations due to the Company;

* availability, location and terms of sites for restaurant development by the Company and its franchisees;

* the ability of the Company's franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development;

*    delays in opening new restaurants or completing remodels;

* anticipated or unanticipated restaurant closures by the Company and its franchisees;

* the Company's ability to identify, attract and retain potential franchisees with sufficient experience and financial resources to develop and operate Arby's restaurants;

* changes in business strategy or development plans, and the willingness of the Company's franchisees to participate in its strategy;

* business abilities and judgment of the Company's and its franchisees' management and other personnel;

* availability of qualified restaurant personnel to the Company and to its franchisees;

* the Company's ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Arby's restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution;

* changes in commodity (including beef), labor, supplies and other operating costs and availability and cost of insurance;

*    adverse weather conditions;

* significant reductions in the Company's client assets under management (which would reduce the Company's advisory fee revenue), due to such factors as weak performance of the Company's investment products (either on an absolute basis or relative to our competitors or other investment strategies), substantial illiquidity or price volatility in the fixed income instruments that the Company trades, loss of key portfolio management or other personnel, reduced investor demand for the types of investment products the Company offers, and loss of investor confidence due to adverse publicity;

* increased competition from other asset managers offering similar types of products to those the Company offers;

* pricing pressure on the advisory fees that the Company can charge for its investment advisory services;

* difficulty in increasing assets under management, or efficiently managing existing assets, due to market-related constraints on trading capacity or lack of potentially profitable trading opportunities;

* removal of the Company as investment manager of one or more of the collateral debt obligation vehicles (CDOs) or other accounts it manages, or the reduction in the Company's CDO management fees because of payment defaults by issuers of the underlying collateral;

* availability, terms (including changes in interest rates) and deployment of capital;

*    changes in legal or  self-regulatory  requirements,  including  franchising
     laws,    investment   management    regulations,    accounting   standards,
     environmental laws, overtime rules, minimum wage rates and taxation rates;

* the costs, uncertainties and other effects of legal, environmental and administrative proceedings;

*    the  impact  of  general  economic   conditions  on  consumer  spending  or
     securities investing, including a slower consumer economy, rising energy and gasoline prices and the effects of war or terrorist activities;

* the Company's ability to identify appropriate acquisition targets in the future and to successfully integrate any future acquisitions into its existing operations; and

* other risks and uncertainties affecting the Company referred to in its Annual Report on Form 10-K for the fiscal year ended January 2, 2005 (see especially "Item 1. Business--Risk Factors" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations") and in its other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control.

     All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.